[PHOTO OMITTED]

THE
Gabelli
ABC
FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

                              The Gabelli ABC Fund

                                  Annual Report
                                December 31, 1998

================================================================================
                               Business Week gave
                     The Gabelli ABC Fund an A for superior
                       risk-adjusted total return in their
                          1999 Mutual Fund Scoreboard.
================================================================================

To Our Shareholders,

      In the fourth quarter of 1998, the stock market came roaring back. Emboldened by three Federal Reserve interest rate cuts, investors forgot all about the world's problems and dove back into equities. Treasury bond prices retreated from 30 year highs as investors migrated back to stocks.

      Despite global economic turmoil and lingering concern over its impact on the U.S. economy and corporate profits, the Standard & Poor's 500 Index recorded its fourth consecutive year of double digit gains. Mid-cap and small cap stocks did not fare nearly as well, with the S&P Mid-Cap Index posting a modest gain and the Russell 2000 Index closing the year with a loss.

Investment Performance

      For the fourth quarter ended December 31, 1998, the Gabelli ABC Fund's (the "Fund") total return was 11.9%. The Standard & Poor's ("S&P") 500 Index and Lipper Analytical Services U.S. Treasury Money Market Average had returns of 21.4% and 1.1%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 11.1% for 1998. The S&P 500 and Lipper U.S. Treasury Money Market Average rose 28.7% and 4.7%, respectively, over the same twelve month period.

      For the five year period ended December 31, 1998, the Fund's total return averaged 9.4% annually versus average annual total returns of 24.1% and 4.6% for the S&P 500 and Lipper U.S. Treasury Money Market Average, respectively. Since inception on May 14, 1993 through December 31, 1998, the Fund had a cumulative total return of 71.3%, which equates to an average annual return of 10.0%.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Business Week's annual Mutual Fund Scoreboard rated mutual funds based on five year performance adjusted for downside volatility. The top 7.5% of these funds earned A's for superior risk-adjusted total returns. For 1998, 104 funds earned A's among nearly 1,400 equity funds with a five year history, the minimum history required for a rating.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                Quarter
                                 ---------------------------------------
                                   1st       2nd        3rd         4th        Year
                                   ---       ---        ---         ---        ----
1998:  Net Asset Value .......   $10.64    $10.68     $10.16      $ 9.59      $ 9.59
       Total Return ..........      4.0%      0.4%      (4.9)%      11.9%       11.1%
---------------------------------------------------------------------------------------
1997:  Net Asset Value .......   $ 9.98    $10.45     $10.74      $10.23      $10.23
       Total Return ..........      1.4%      4.7%       2.8%        3.3%       12.8%
---------------------------------------------------------------------------------------
1996:  Net Asset Value .......   $10.10    $10.16     $ 9.77      $ 9.84      $ 9.84
       Total Return ..........      4.1%      0.6%       0.8%        2.2%        7.8%
---------------------------------------------------------------------------------------
1995:  Net Asset Value .......   $ 9.94    $10.14     $10.41      $ 9.71      $ 9.71
       Total Return ..........      3.9%      2.0%       2.7%        2.2%       11.2%
---------------------------------------------------------------------------------------
1994:  Net Asset Value .......   $10.12    $10.11     $10.42      $ 9.57      $ 9.57
       Total Return ..........      0.9%     (0.1)%      3.1%        0.6%        4.5%
---------------------------------------------------------------------------------------
1993:  Net Asset Value .......       --    $10.10     $10.63      $10.03      $10.03
       Total Return ..........       --       1.0%(b)    5.2%        2.6%        9.1%(b)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Average Annual Returns - December 31, 1998 (a)

1 Year ..................................................................  11.1%
5 Year ..................................................................   9.4%
Life of Fund (b) ........................................................  10.0%

--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------

Payment (ex) Date                Rate Per Share           Reinvestment Price
-----------------                --------------           ------------------
December 28, 1998                    $1.763                      $9.50
December 29, 1997                    $0.860                     $10.17
December 27, 1996                    $0.146                      $9.83
September 30, 1996                   $0.470                      $9.77
December 28, 1995                    $0.930                      $9.71
December 28, 1994                    $0.910                      $9.52
December 31, 1993                    $0.880                     $10.03

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 14, 1993.
--------------------------------------------------------------------------------

What We Do

                               [GRAPHIC OMITTED]

      The Gabelli ABC Fund and its unique Performance Guaranty Program was created in 1993 for conservative investors who had been reluctant to participate in the equity markets. In other words, it was a vehicle to allow investors to "get their feet wet" in the stock market without risking loss of capital. We see ourselves as an "enhanced money market". Our approach has been to maintain a diversified portfolio of value oriented equities, convertible preferred stocks, convertible bonds and U.S. government securities. Conceptually, the upside potential of stocks would help produce greater total return potential than a straight bond or government securities fund and the risk in the equity portion of the portfolio would be diminished by the combination of lower risk convertible securities and virtually risk free U.S. Treasury bills. To date, this approach has worked quite well. Although we have indefinitely suspended the Performance Guaranty Program, we believe the Fund's

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI ABC FUND,
       THE LIPPER U.S. TREASURY MONEY MARKET AVERAGE and THE S&P 500 INDEX

  [The following table was depicted as a line chart in the printed material.]

                                   Lipper U.S. Treasury
            Gabelli ABC Fund       Money Market Average       S&P 500 Index
            ----------------       --------------------       -------------
5/14/93         $10,000                    10000                  10000
12/93           $10,910                    10163                  10659
12/94           $11,401                    10530                  10798
12/95           $12,278                    11091                  14858
12/96           $13,667                    11618                  18275
12/97           $15,410                    12139                  24370
12/98            17,127                    12706                  31374

investment strategy can continue to produce favorable results.

History of the Fund

      The Gabelli ABC Fund was launched on May 14, 1993 with a minimum guaranteed total return of 6% through May 14, 1994. For 1994, 1995 and 1996, 5% Performance Guaranty Programs were in place. These programs were unique because they provided investors the full upside potential of the investment while guaranteeing a minimum total return. Gabelli Funds, Inc.'s fourth Performance Guaranty Program concluded on December 31, 1996 and a new program was not in effect for 1997 or 1998. The Fund's annual total returns were 12.8% and 11.1%, respectively, for those two years. Although the Performance Guaranty Program is not being offered for 1999, the Fund continues striving to achieve the same objectives. During the most recent four year period in which the S&P 500 has delivered 25% plus annual returns, a minimum return guarantee of 5% appeared dull and unattractive. However, in terms of market volatility, the Fund has provided comfort to the risk averse.

      The Adviser and Board of Directors continue to explore several options involving a longer term guaranty program in a closed end structure. This would require shareholder approval. Meanwhile, the

COMMENTARY

Outlook for 1999

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious Barron's Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from Barron's Roundtable in previous reports to shareholders. Once again, we are including selected comments of Mario Gabelli from Barron's 1999 Roundtable. For our shareholders who prefer to view the entire interview, the complete text is available on the Internet at www.barrons.com.

--------------------------------------------------------------------------------
January 18, 1999          BARRON'S  o  Roundtable'99
--------------------------------------------------------------------------------

                     ======================================

                                    BARRON'S
                                   ROUNDTABLE

                          ----------------------------

                                  Mario Gabelli

                     Chairman and Chief Investment Officer,
                          Gabelli Funds, Rye, New York

                     ======================================

Barron's ("Q"): A new year, a new market environment? Meaning, are investors going to have to grapple with seismic economic shifts as well as impeachment and Y2K?

Gabelli ("G"): Let's focus on the U.S. economy. I'm in the camp that argues that consumers are going to get another tailwind. There is going to be a major tax cut that is going to be very stimulative to the consumer. If I'm a consumer today, I feel good. I'm working. Gasoline, I just went and bought a tankful. I paid 20 cents a gallon less than it cost me the last time I filled up.

Q: You obviously don't do it often.

G: What I mean is that on 500 gallons of gas, I save 100 bucks. That's two bucks a week. That's terrific. There are 50 million vehicles on the road. At two bucks a week, that's $100 million a week, that's around $5 billion annually going back into consumers' pockets. I just refinanced my mortgage. I got a jumbo $240,000 loan at 6 7/8%. I'm saving 1%, that's $2,400, that's another $45 or so a week and I'm going to get a tax cut. And I own Internet stocks. I think this is terrific.

Q: But you could see long-term interest rates going up soon because Japan may be asking for their savings back.

G: Well, they have gone up to 5.3%, but still, I just refinanced my house, so I feel good. You can talk about long-term rates, but my mortgage is what I look at as a consumer. Besides, looking at the redressing of imbalances, one of the concerns we had was that the dollar was too strong. Now if you look at the dollar versus the euro, this morning it was 114, and versus the yen it was 107. So when translating Euroland earnings into U.S. dollars, companies that are operating there could get a terrific tailwind.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
January 18, 1999          BARRON'S  o  Roundtable'99
--------------------------------------------------------------------------------

Reported S&P earnings, I think, could be a lot better than people expect, because they've forgotten the currency factor. Especially if I have 2% real growth in Euroland and I have companies that are now rationalizing and getting the benefit of synergies. The companies I talk to in the U.S. that have big operations in Europe are all saying, "Hey, in the last couple of months, we are getting a big benefit from currency." That could continue for the next half. So the U.S. economy is reasonably good. Earnings and cash flow for the companies I follow should be up 5%, 7%, 8% in 1999. I think the U.S. portion of non-U.S. earnings could translate better. So I can't make anything but an optimistic case, let's put it that way, for corporate profits. The other element in 1999 that I have to factor in is that some of the companies I'm talking to and listening to say they are worried about a Y2K problem. So the fourth quarter of 1999 will likely have a big inventory bulge. That is certainly a plus, from what I see, for shipments.

      Let me give you one other element on earnings: A lot of corporate controllers and a lot of CFOs squirreled away earnings in the first and second quarters of last year. Then the accounting problems of Cendant and others emerged. So now you will not squirrel away earnings in that fourth quarter or in the first half anymore. You are not going to play that game -- as much. I can see reported earnings doing better than economic earnings over the next couple of quarters, just because you are not going to use the other side of your pencil or whatever they use nowadays.

      Another item to consider is that virtually every country in Europe now has a socialist government. The Italians probably have a Communist government. I mean, how are they going to sit back and not undo what they've done? They've constrained, they constrained, until they could introduce their single economic unit. Now, why not do the reverse of that? Why don't you factor that into your thinking?

Q: It may be bullish for those economies. But it means reflation, it means higher interest rates, lower P/E ratios.

G:: Oh, yes. That's what I'm saying. It's the reflationary theme.

      Changing gears to the manufacturing sector of the economy -- people are asking, "Where is it?" It is being transported outside of the United States.

      Machine-tool orders in November were $440 million, down from $532 million. You see it in the farm-equipment industry, the domestic construction equipment industry; and manufacturing jobs are disappearing, probably. When Cuba opens up, labor rates will go from $1 an hour to $1 a day, if you are looking at Mexico versus Cuba.

Q: But is this a hollowing-out of the economy? Or is this a transition to the brave new Internet Age?

G: Adam Smith is alive and well.

      I have to stay with the bullish interpretation of all these dynamics. The notion of globalization of the economy and the movement of capital around to the lowest cost . . . every country, as long as you have free trade, is going to contribute to global wealth at some point. What's more, the Japanese, as they come out of their problems, eventually will be going from seeking share of market on a global basis to seeking share of profits. That has to be good for corporate profitability around the world.

Q: What is your conclusion on the market?

G: Let me give you some numbers on the flow of funds. Cash into the market from stock buybacks in 1998 was $207 billion, up from $181 billion. Mutual-fund inflow was $176 billion, down from $232 billion. IPOs, which hit a big air pocket, are starting to accelerate again but were $108 billion last year, down from $118 billion. Other elements were foreign purchases of U.S. stocks and U.S. purchases of non-stock assets. But the big element that makes those flows look tiny was that deals in the U.S. alone amounted to $1.6 trillion. Now, for you cynics
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
January 18, 1999          BARRON'S  o  Roundtable'99
--------------------------------------------------------------------------------

who'd argue how much was in cash, the cash portion was $672 billion, up from $414 billion last year. So money moving from savers into the stock market wasn't as dynamic a flow-of-funds element as how much came into the market being recycled from transactions. Again, incrementally in 1998 an unprecedented $250 billion came into the market from the cash portion of deals, that's 1 1/2 times the amount that came in via mutual funds -- U.S. only, not globally. It is just a phenomenon that has to be constantly hammered away at.

Q: [Some of the biggest cap stocks are up over 100%. Such moves are clearly unsustainable.]

G: Some of that is part of the migration of money into indexing -- which is mindlessly buying stocks based on their index weightings. It's just self-reinforcing. I don't know the numbers for 1998, but the trend has been more mutual-fund purchases of index funds. More defined-benefit plans going into the index funds. And those funds have to, by definition, buy mindlessly based on capitalization. And that is going to continue.

Q: Until you get to the last guy.

G: I will tell you a story. I'm creating this. But in 1973, it was conventional wisdom that McDonald's had a market capitalization greater than all of the steel industry's, and that we were going to become a nation of hamburger flippers -- indeed, that the world was going that way. Every cycle has the same thing. You know, somebody sits up and says AOL and Amazon.com have caps greater than the steel industry's. But that is what Schumpeter said, creative destruction is one of the great virtues of capitalism. It's very positive.

Q: [How about what is going on in Washington?]

G: Going back to interest rates, I think there's plenty of margin of flexibility on the short end. Real rates are much too high here. They should migrate down. The dollar -- I don't know how Greenspan handles it. It is a challenge. The balance-of-payments deficit is going to go way up. I believe, based on last month's deficit, the run rate was about $180 billion. But $250 billion sounds like a reasonable number. That has got to, with a new currency bloc in Europe, create all sorts of question marks that I don't have an answer to. Those are moving parts. We don't invest that way. We just think about these things.

Q: Doesn't anyone find all this blind faith in Greenspan and Rubin "doing the right thing" a mite discomforting?

G: The concern isn't that they won't do the right thing, but that Rubin and Greenspan retire like Mantle and Maris.

Q: But in general, you are bullish?

G: On the world economy.

Q: And on equities?

G: No, not on equities. There is no margin of safety in stocks. Absolutely none. But I do think Adam Smith is alive and well. Once you can start migrating labor and goods to the highest efficiency, you create incredible opportunities on a global scale. We don't have those efficiencies baked into the system. But there are enormous birthing pains. You saw these birthing pains in Southeast Asia. But I don't think that's a big depressive because the sunshine in the valley is that we'll come out in a world in which profits are the driver. That is pretty interesting.

Q: But Mario, where will rates go?

G: Like 5 3/4%-6%. Long rates have already started up. But I see short rates coming down.

Q: If Ed Hyman is right and there isn't much nominal growth in the economy, won't that make it difficult for small companies?

G: The comment I want to make -- this is very important -- is that the business people I talk to really were shocked by the virtual shutdown of the capital markets following the [John] Meriwether debacle. Not only did the spreads widen, but the market started closing on them. That is creating a backlash in terms of either selling out -- the option which I happen to be fond of -- and also in terms of bringing back a margin of safety to their balance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
January 18, 1999          BARRON'S  o  Roundtable'99
--------------------------------------------------------------------------------

sheets and their perspectives on how to run their businesses. From the market's point of view, looking out over the next five years, I still think we are in a world in which corporate profits can rise -- not return on equity, where I can't see much improvement, not return on sales, where I can't see much improvement from here. But I can see maintaining some of these levels. I see these global synergies, the Exxon-Mobils, adding to profitability. There won't necessarily be revenue synergies in some of these, but there will certainly be margin synergies, capital synergies, and efficiency elements. So I still see a 6%-8% secular growth rate over the next five years in corporate profits. For 1999 I am in the camp that has S&P earnings up, because over one-third of the earnings mix in the S&P is non-U.S. Now, that's leaving Brazil aside, because it is part of my wall of worry -- I have my A-B-C-D issues: Asia, Brazil, Clinton and the Dollar are the things I worry about. But in terms of my model, where I have interest rates backing up, and earnings at that level, the market has absolutely no margin of safety. So we could see it up 3%, down 20%. Probably somewhere in-between at the end of the year. With much more volatility. I think volatility is increased by the new generation of traders. Individuals now come in to work and trade. Or they don't even come in to work. There is nothing between them and a buy/sell decision except their finger on a mouse. There is no broker who has a boss asking, "Hey, is he churning? Is he overinvesting?" There is nothing there. So the volatility you saw from July through the beginning of January I think is just the way the world's going to be. As long as you are treating stocks like commodities, you have to expect that to continue. And they are trading stocks like they are soybeans.

Q: So the stock market will be the pits?

G: There will be great opportunities to make a lot of money if you short. If you go long, then it's just going to be a terrific eclectic market.

Q: What will make the small-fry go up, especially if the S&P sells off and the economy is no great shakes?

G: Forcing transactions, by managements, that narrow the spreads between their intrinsic values and the stock prices.

Q: It looks like Mario wants to talk tulips next.

G: Our goal always has been to make 10% real by picking stocks that we hope, after taxes, after inflation, accomplish that. So we try to find companies at a significant margin of safety to intrinsic value. The second part of our strategy is to try to buy things for the long term, because it's not only what you make, but what you keep. We'd rather pay 20% long-term capital-gains taxes than 40% on ordinary income from trading. But we're here in January of 1999, and even 25% looks awfully dull when you make that in one week -- 50%, in Amazon. So I have succumbed and I am going to recommend only stocks that have grown to the sky -- Excite, uBid, eBay, Amazon and that's it. Nothing else! You can also have my tulips, Arthur. Don't say I never gave you anything. They're starting to wilt --

Art Samberg: Am I allowed to eat them?

G: Do anything you like. Charles MacKay wrote about all this in 1841, in Extraordinary Popular Delusions and the Madness of Crowds.

      Anyway, when we look at stocks, we also look for a catalyst. Forcing transactions. That is, a management, if they are alert and sensitive, can do things like buying back stock, like LBOs or financial engineering. One of the dynamics that have been in place for the last four years is deals. Deals will continue in 1999 -- a year in which the Exxons and the Mobils are driving values by becoming global, further reinforcing their positions. There are a lot of areas where that's happening.

Q: Thanks , Mario. o

--------------------------------------------------------------------------------

Winners and Losers

      For 1998, we had our usual eclectic mix of winners. Near the top of our performance list were a trading card/candy company (Topps Co.), a cellular telephone operator (Centennial Cellular), a cable television programming company (Tele-Communications Inc./Liberty Media Group) and a telecommunications giant (Sprint). From an industry group perspective, utility companies including, Southwest Gas, Florida Public Utilities and Orange & Rockland Utilities, generated solid returns as consolidation in the utility industry intensified.

      The losers ledger was dominated by industrial cyclicals (Fairchild, Aeroquip-Vickers and Ampco-Pittsburgh). Industrial companies may continue to face stiff competition from low cost Asian imports and their earnings will likely remain under pressure. However, at this stage, we believe most of the bad news is already baked into stock prices. Our limited gold stock holdings (Pegasus Gold and Royal Oak Mines) performed poorly as gold continued to lose its luster. Our modest positions in energy (PennzEnergy and Pennzoil-Quaker State) also declined substantially as oil prices hit 15 year lows.

Deals: "The Europeans Are Coming! The Europeans Are Coming!"

      Daimler Benz/Chrysler, British Petroleum/Amoco, Deutsche Bank/Bankers Trust and Scottish Power/Pacificorp--Europe is discovering America all over again! In 1998, there were a significant number of announced European acquisitions of American companies. This transatlantic deal volume exceeds that of the last three years combined. Euroland is here and leading European companies are beginning to flex their financial muscles. December's coordinated European interest rate cuts should help invigorate the Euro economy and embolden more European companies to grab footholds in the American market. We have a portfolio of red blooded American companies that could be targets. The "Third Great Wave of Takeovers" is far from cresting. In fact, with Europe now contributing, its mass and power is growing. Investors in undervalued U.S. companies will continue to ride this wave.

The Role of Arbitrage in the ABC Fund Strategy

      Arbitrage continues to be one of the investment strategies we employ to preserve and enhance shareholder assets. So, we feel it appropriate to once again explain arbitrage and the role it plays in our investment approach.

      What is arbitrage? We define arbitrage as investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "work-out" opportunities. When a company agrees to be acquired by another company, its stock price generally immediately rises to just below the stated acquisition price. We look at the spread between the seller's stock price and the announced deal price and the time frame in which the acquisition is expected to close. If we are confident the acquisition will be consummated on schedule at the full deal price and we can earn a annualized rate of return materially higher than that likely to be realized through investing in cash equivalents, then we are interested.

      Then, we do the research. We value the target company to see if it is really worth what the acquiring company has announced it will pay. Sometimes we find it is worth even more, increasing the odds that some other company might make a higher bid. We also research the acquiring company to ensure that it can finance the deal. If it is a stock transaction, we need to know that we will be receiving good value in return. We look at merger agreements to see if there are any loopholes. We review any antitrust concerns raised by the government. In short, we make judgments to assure that what we see will be what we get.

      There is greater risk in this strategy than in simply owning money market instruments because announced acquisitions are not always completed and, in situations where the deal currency is the acquirer's stock as opposed to cash, the ultimate acquisition price may vary in value. However, if we do a thorough job evaluating the downside risk, we can often earn very generous returns relative to the money markets, particularly with today's low money market yields. In summation, we think arbitrage, as we practice it in the ABC Fund, represents an attractive investment opportunity with historically low correlation to the performance of the overall stock market.

      We borrow a quote from Warren Buffet to explain our use of arbitrage in the Fund: "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short term cash equivalents. We prefer, of course, to make major long term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury bills and, equally important, cools any temptation we may have to relax our standards for long term investments".

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. American Bankers Insurance Group Inc. (ABI - $48.375 - NYSE), based in Miami, is a leading provider of credit insurance and credit-related insurance products both in the U.S. and abroad. Founded in 1949, ABI now has $3.3 billion in assets and should collect $2.8 billion in gross premiums in 1998. ABI has a heavy emphasis on contingent commission and captive reinsurance plans, which help to preserve the company's margins, mitigate volatility and ensure highly visible earnings. Because of such plans, ABI is not so much an insurer but a distribution company servicing an insurance product. Since the termination of its agreement to be acquired by Cendant Corp., ABI has focused on closing new business in its pipeline. As such, top line growth is expected to improve in the near future and return to a more normal 10% to 12% growth rate in 1999.

BA Merchant Services Inc. (BPI - $20.125 - NYSE) has agreed to be acquired by BankAmerica Co. (BAC - $60.125 - NYSE) for $333 million in cash. BAC will pay $20.50 for each of BA Merchant's 16.2 million Class A shares. BankAmerica, which spun off BA Merchant two years ago, owns all of the company's Class B shares, representing 67 percent of its capital. The transaction is expected to close in the first quarter of 1999. BA Merchant rejected a $252 million, $15.50 per share, offer from BankAmerica in November. BAC raised its offer after an independent committee determined the original offer was too low. BankAmerica owns 95.2 percent of the voting power of BA Merchant's common stock. BA Merchant is the fifth-largest processor of merchant credit transactions in the country and the exclusive provider of such services for Bank of America.

Centennial Cellular Corp. (CYCLD - $41.00 - Nasdaq) provides wireless telecommunications services to 355,000 subscribers in the U.S. and Puerto Rico. The company's cellular licenses cover 7.1 million population equivalents ("POPs") domestically and 3.8 million POPs in Puerto Rico. On January 7, 1999, a group of investors led by Welsh, Carson, Anderson & Stowe completed an acquisition of a 92.9% stake in Centennial Cellular in a deal valued at $1.9 billion.

Kuhlman Corp. (KUH - $37.875 - NYSE) has agreed to be acquired by Borg-Warner Automotive (BWA - $55.75 - NYSE), the world's largest maker of automatic transmission parts, for $750 million in cash and stock ($39 per share). The Kuhlman purchase allows Borg-Warner to expand into the market for turbochargers, which add power to diesel engines, on trucks and buses. Auto parts and truck parts makers have been consolidating to broaden their product lines and to offer complete parts systems as automakers seek to cut manufacturing costs. The transaction price includes $150 million of Borg-Warner shares to be issued to Kuhlman shareholders. In addition, Borg-Warner is to pay $510 million in cash and assume $80 million to $90 million of Kuhlman's debt. The transaction is subject to Kuhlman shareholders' approval, as well as regulatory approvals, and is expected to close in the first quarter of 1999.

LCS Industries Inc. (LCSI - $17.1875 - Nasdaq) has agreed to be acquired by Onex Corp.'s (OCX - $28.41 - TSE) CustomerOne Holding Corp. through a $17.50 cash tender offer, expanding Onex's outsourcing services for direct marketers. LCSI provides catalog-order fulfillment and other services for direct-marketing companies. Onex, a Toronto merchant bank with 1997 revenue of $11.2 billion, also has investments in steel-component making, construction and food services. The acquisition will expand the business of CustomerOne, a holding company for Softbank Services Group and North Direct Response. Onex acquired those two companies earlier this year to provide outsourcing services to Internet and computer companies and consumer packaging groups.

Orange & Rockland Utilities Inc. (ORU - $57.00 - NYSE) has agreed to be acquired by Consolidated Edison (ED - $52.875 - NYSE) for $1.15 billion in cash and assumed debt, allowing Con Edison to boost its power transmission business in a growing part of the New York City area. Orange & Rockland is a small utility, with most of its customers in New York's northern suburbs. Con Edison is to pay $58.50 per share for all of Orange & Rockland's 13.5 million outstanding shares. Orange & Rockland shareholders approved the merger on August 20, 1998 and the companies have filed all necessary regulatory applications. The transaction is expected to be completed once all state and federal regulatory approvals are obtained which is expected during the second quarter of 1999. In addition to the $58.50 per share, we will also receive Orange & Rockland's $0.645 quarterly dividend.

Petersen Companies (PTN - $33.875 - NYSE) agreed to be acquired by Emap plc, the U.K.'s second largest publisher of consumer magazines, for $1.2 billion in cash. The merger combines two companies with popular, male-oriented magazines. Emap will gain access to a U.S. database of 16 million young males, a group that spends heavily on lifestyle magazines focusing on cars, surfing, skateboards and hunting. Petersen shareholders will receive $34 per share through a cash tender offer. the merger is expected to be completed in the first quarter of 1999.

Southwest Gas Corp. (SWX - $26.875 - NYSE) is a natural gas utility based in Las Vegas, providing natural gas service to over 1.2 million residential, commercial and industrial customers in one of the most economically vibrant areas of the United States: Arizona, Nevada and parts of northeastern and southeastern California. The company added more than 59,000 customers during 1997. This represents the fourth year in a row in which Southwest's customer growth rate has been at least double the industry average. Southwest is the nation's fastest-growing natural gas distribution company. Southwest and

Oneok (OKE - $36.125 - NYSE) have announced that their boards of directors have approved a definitive merger agreement. Oneok, headquartered in Tulsa, Oklahoma, has offered to purchase all outstanding SWX shares for $28.50 per share in cash.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli ABC Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

In Conclusion

      Once again in 1998, the ABC Fund delivered solid returns while employing a risk averse investment strategy featuring a significant weighting in U.S. Treasury securities (25.7% of the portfolio at the close of this reporting period) and equity risk arbitrage positions. We remain committed to our risk averse approach to the equity markets and confident we can achieve our long term objective of preserving and enhancing the value of the assets you have entrusted to us.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                       Sincerely,


                                       /s/ Mario J. Gabelli

                                       Mario J. Gabelli, CFA
                                       Portfolio Manager and
                                       Chief Investment Officer

January 29, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1998
                                -----------------

    Orange & Rockland Utilities Inc.         Sprint Corp.
    BA Merchant Services Inc.                Centennial Cellular Corp.
    Kuhlman Corp.                            Telephone & Data Systems
    American Bankers Insurance Group         LCS Industries Inc.
    Petersen Companies                       Southwest Gas Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli ABC Fund

Portfolio of Investments -- December 31, 1998
================================================================================

                                                                     Market
   Shares                                              Cost          Value
   ------                                              ----          -----
            COMMON STOCKS - 63.2%

            Aviation: Parts and Services - 2.5%
   18,000   Fairchild Corp., Cl. A+ ..........     $  360,525      $  283,500
    7,000   Hi-Shear Industries Inc.+ ........         10,215          18,156
    5,000   Hudson General Corp. .............        231,825         315,000
   22,000   Kaman Corp., Cl. A ...............        395,473         353,375
                                                    ---------       ---------
                                                      998,038         970,031
                                                    ---------       ---------
            Broadcasting - 0.5%
    2,000   Infinity Broadcasting Corp.+ .....         41,000          54,750
    2,500   Liberty Corp. ....................        121,108         123,125
                                                    ---------       ---------
                                                      162,108         177,875
                                                    ---------       ---------
            Business Services - 2.3%
    2,580   Fisher Scientific
             International Inc.+ .............         24,892          51,439
   50,000   LCS Industries Inc. ..............        864,825         859,375
                                                    ---------       ---------
                                                      889,717         910,814
                                                    ---------       ---------
            Cable - 0.1%
    2,000   TCI Ventures Group Inc.+ .........         30,833          47,125
                                                    ---------       ---------

            Communications Equipment - 0.5%
    5,000   Dynatech Corp.+ ..................        122,000          13,750
    2,500   Gemstar International
             Group Ltd.+ .....................         97,793         143,125
    1,000   L - 3 Communications
             Holdings Inc.+ ..................         22,000          46,563
                                                    ---------       ---------
                                                      241,793         203,438
                                                    ---------       ---------

            Computer Software and Services - 0.0%
      438   Decision One
             Holding Corp.+ ..................          4,891           2,081
                                                    ---------       ---------
            Consumer Products - 1.8%
   12,500   Carter-Wallace Inc. ..............        147,694         245,313
    1,000   General Housewares Corp. .........         10,988          12,000
   28,442   Syratech Corp.+ ..................        907,944         455,072
                                                    ---------       ---------
                                                    1,066,626         712,385
                                                    ---------       ---------
            Consumer Services - 0.2%
   10,000   Loewen Group Inc. ................        138,344          84,375
                                                    ---------       ---------
            Diversified Industrial - 0.8%
    6,000   Ampco-Pittsburgh Corp. ...........         69,606          65,250
   10,000   Katy Industries Inc. .............        239,250         175,625
    1,000   Myers Industries Inc. ............         20,300          28,625
    3,000   WHX Corp.+ .......................         34,650          30,188
                                                    ---------       ---------
                                                      363,806         299,688
                                                    ---------       ---------

            Electronics - 0.3%

    7,000   UCAR International Inc.+ .........        143,919         124,688
                                                    ---------       ---------


            Energy and Utilities - 14.3%
    7,600   AGL Resources Inc. ...............     $  138,346      $  175,275
   10,000   Cilcorp Inc. .....................        609,244         611,875
   30,604   Citizens Utilities Co., Cl. B+ ...        301,251         248,656
    6,500   Florida Public Utilities Co. .....         89,415         111,313
      500   MidAmerican Energy
             Holdings Co. ....................         13,025          13,438
    1,000   Nevada Power Co. .................         25,113          26,000
    8,000   New England Electric System ......        387,615         385,000
   44,000   Orange & Rockland
             Utilities Inc. ..................      2,356,166       2,507,999
   10,000   PennzEnergy Co. ..................        269,957         163,125
   10,000   Pennzoil-Quaker State Co.+ .......        276,514         148,125
    2,000   Piedmont Natural Gas Co. .........         68,444          72,250
    1,000   Sierra Pacific Resources .........         34,613          38,000
   30,000   Southwest Gas Corp. ..............        718,474         806,249
   10,000   United Water Resources Inc. ......        181,813         239,375
    4,000   Wicor Inc. .......................         91,878          87,250
                                                    ---------       ---------
                                                    5,561,868       5,633,930
                                                    ---------       ---------

            Entertainment - 5.0%
    8,500   Fisher Companies Inc. ............        592,055         582,249
    3,000   Florida Panthers
             Holdings Inc.+ ..................         49,819          27,938
    3,000   Tele-Communications Inc./
             Liberty Media Group, Cl. A+ .....        111,750         138,188
   12,000   Topps Co. Inc.+ ..................         51,348          60,000
   15,000   USA Networks Inc.+ ...............        330,476         496,875
    9,000   Viacom Inc., Cl. A+ ..............        260,880         662,062
                                                    ---------       ---------
                                                    1,396,328       1,967,312
                                                    ---------       ---------

            Equipment and Supplies - 7.0%
    3,000   Aeroquip-Vickers Inc. ............         85,275          89,813
    4,500   Amphenol Corp., Cl. A+ ...........        124,282         135,844
   80,000   Interlake Corp.+ .................        573,375         559,999
   50,000   Kuhlman Corp. ....................      1,873,125       1,893,749
    3,000   Navistar International Corp.+ ....         89,775          85,500
                                                    ---------       ---------
                                                    2,745,832       2,764,905
                                                    ---------       ---------
            Financial Services - 12.4%
   37,000   American Bankers
             Insurance Group Inc. ............      2,386,545       1,789,875
   30,000   Argonaut Group Inc. ..............      1,015,593         735,000
  100,000   BA Merchant Services Inc.+ .......      2,004,460       2,012,499
    1,200   Bankers Trust Corp. ..............        103,785         102,525
    4,000   Leucadia National Corp.+ .........        144,006         126,000
      500   MONY Group Inc.+ .................         11,750          15,656
    5,000   Pioneer Group Inc. ...............        109,640          98,750
                                                    ---------       ---------
                                                    5,775,779       4,880,305
                                                    ---------       ---------
            Food and Beverage - 0.6%
   25,000   Advantica Restaurant Group Inc.+ .        286,432         154,688
    3,000   Whitman Corp. ....................         52,228          76,125
                                                    ---------       ---------
                                                      338,660         230,813
                                                    ---------       ---------

                See accompanying notes to financial statements.

The Gabelli ABC Fund

Portfolio of Investments -- December 31, 1998
================================================================================

                                                                     Market
   Shares                                              Cost          Value
   ------                                              ----          -----

            COMMON STOCKS (Continued)

            Health Care - 1.2%
    6,000   Genentech Inc.+ ..................    $   287,150     $   478,125
                                                  -----------     -----------
            Hotels and Gaming - 0.2%
   15,000   Aztar Corp.+ .....................        117,813          75,938
                                                  -----------     -----------
            Metals and Mining - 0.0%
  155,000   Pegasus Gold Inc.+ ...............         31,425           2,713
   10,000   Royal Oak Mines Inc.+ ............         11,858           2,500
                                                  -----------     -----------
                                                       43,283           5,213
                                                  -----------     -----------
            Publishing - 3.6%
   40,000   Golden Books Family
             Entertainment Inc.+ .............          7,500          12,500
   40,000   Petersen Cos.+ ...................      1,344,564       1,355,000
    2,000   Reader's Digest
             Association Inc., Cl. B .........         49,574          48,250
                                                  -----------     -----------
                                                    1,401,638       1,415,750
                                                  -----------     -----------
            Real Estate - 2.6%
   55,000   Catellus Development Corp.+ ......        963,048         787,188
   20,000   Griffin Land & Nurseries Inc.+ ...        322,381         255,000
                                                  -----------     -----------
                                                    1,285,429       1,042,188
                                                  -----------     -----------
            Retail - 0.8%
  133,000   Bruno's Inc.+ ....................        195,546         101,080
    6,000   Lillian Vernon Corp. .............        103,965          99,000
    8,000   Republic Industries Inc.+ ........        129,439         118,000
                                                  -----------     -----------
                                                      428,950         318,080
                                                  -----------     -----------
            Satellite - 0.0%
    4,000   TCI Satellite Entertainment
             Inc., Cl. A+ ....................         25,859           5,750
                                                  -----------     -----------
            Specialty Chemicals - 0.3%
    3,000   Bush Boake Allen Inc.+ ...........         96,517         105,750
                                                  -----------     -----------
            Telecommunications - 0.0%
    1,000   Startec Global
             Communications Corp.+ ...........          5,040           9,625
                                                  -----------     -----------
            Textiles - 0.9%
  321,974   Carlyle Industries Inc.+ .........        150,941         362,221
                                                  -----------     -----------
            Wireless Communications - 5.3%
    2,000   American Tower Corp.,
             Cl. A+ ..........................         31,009          59,125
   22,000   Centennial Cellular Corp.,
             Cl. A+ ..........................        731,425         901,999
   18,000   CommNet Cellular Inc.+ ...........        174,924         220,500
   20,000   Telephone & Data
             Systems Inc. ....................        840,563         898,750
                                                  -----------     -----------
                                                    1,777,921       2,080,374
                                                  -----------     -----------

            TOTAL COMMON STOCKS ..............     25,479,083      24,908,779
                                                  -----------     -----------
            PREFERRED STOCKS - 1.7%
            Diversified Industrial - 1.7%
   11,000   WHX Corp., Pfd., Ser. A ..........    $   519,238     $   439,313
    6,000   WHX Corp., Pfd., Ser. B ..........        259,432         222,750
                                                  -----------     -----------

            TOTAL PREFERRED STOCKS ...........        778,670         662,063
                                                  -----------     -----------

            CONVERTIBLE PREFERRED STOCKS - 3.2%

            Telecommunications - 3.2%
    4,000   Citizens Utilities Co.,
             5.00% Cv. Pfd. ..................        194,320         170,500
   13,000   Sprint Corp., 8.25% Cv. Pfd. .....        481,674       1,072,500
                                                  -----------     -----------

            TOTAL CONVERTIBLE
            PREFERRED STOCKS .................        675,994       1,243,000
                                                  -----------     -----------
            RIGHTS - 0.0%

            Computer Software and Services - 0.0%
   17,500   Fusion Systems Corp.+ ............              0             273
                                                  -----------     -----------

 Principal
   Amount
   ------
            CONVERTIBLE CORPORATE BONDS - 0.0%

            Retail - 0.0%
$ 200,000   RDM Sports Group Inc., Cv ........
             8.00%, 08/15/03 .................          4,000          13,000
                                                  -----------     -----------
            U.S. GOVERNMENT OBLIGATIONS - 25.7%

10,205,000  U.S. Treasury Bills, 4.45%++,
             due 03/25/99 ....................     10,101,476      10,107,481
                                                  -----------     -----------
            TOTAL INVESTMENTS -
             93.8% ..........................     $37,039,223      36,934,596
                                                  ===========
            Other Assets and
              Liabilities (Net) - 6.2% .......                      2,423,542
                                                                  -----------
            NET ASSETS - 100.0%
             (4,105,158 shares outstanding) ..                    $39,358,138
                                                                  ===========
            NET ASSET VALUE,
             Offering and Redemption
              Price Per Share ................                    $      9.59
                                                                  ===========
---------------
            For Federal tax purposes:
            Aggregate cost ...................                    $37,079,421
                                                                  ===========
            Gross unrealized appreciation ....                    $ 2,709,001
            Gross unrealized depreciation ....                     (2,853,826)
                                                                  -----------
            Net unrealized depreciation ......                    $  (144,825)
                                                                  ===========

----------
+  Non-income producing security.
++ Represents annualized yield at date of purchase.

                See accompanying notes to financial statements.

                              The Gabelli ABC Fund

Statement of Assets and Liabilities
December 31, 1998
================================================================================

Assets:
   Investments, at value (Cost $37,039,223) ...........    $36,934,596
   Cash ...............................................         33,624
   Dividends and interest receivable ..................         28,513
   Receivable for investments sold ....................      2,480,000
                                                           -----------
     Total Assets .....................................     39,476,733
                                                           -----------
Liabilities:
   Payable for investment advisory fees ...............         24,612
   Payable for distribution fees ......................          6,140
   Other accrued expenses .............................         87,843
                                                           -----------
     Total Liabilities ................................        118,595
                                                           -----------
     Net Assets applicable to 4,105,158
       shares outstanding .............................    $39,358,138
                                                           ===========
Net Assets consist of:
   Capital stock, at par value ........................    $     4,105
   Additional paid-in capital .........................     39,479,462
   Accumulated distributions in excess
    of net realized gain on investments ...............        (20,802)
  Net unrealized depreciation on investments ..........       (104,627)
                                                           -----------
     Total Net Assets .................................    $39,358,138
                                                           ===========
     Net Asset Value, offering and redemption
       price per share ($39,358,138 / 4,105,158
       shares outstanding; 1,000,000,000 shares
       authorized of $0.001 par value) ................    $      9.59
                                                           ===========

Statement of Operations
For the Year Ended December 31, 1998
================================================================================

Investment Income:
   Dividends ..........................................    $   344,728
   Interest ...........................................        960,708
                                                           -----------
     Total Investment Income ..........................      1,305,436
                                                           -----------
Expenses:
   Investment advisory fees ...........................        488,100
   Distribution fees ..................................        122,025
   Legal and audit fees ...............................         56,968
   Shareholder services fees ..........................         41,515
   Custodian fees .....................................         35,163
   Shareholder report expenses ........................         24,386
   Registration fees ..................................         24,075
   Directors' fees ....................................         14,130
   Organizational expenses ............................          8,868
   Interest expense ...................................          2,868
   Miscellaneous expenses .............................          4,571
                                                           -----------
     Total Expenses ...................................        822,669
   Custodian fee credits ..............................         (3,881)
                                                           -----------
     Total Net Expenses ...............................        818,788
                                                           -----------
     Net Investment Income ............................        486,648
                                                           -----------
Net Realized and Unrealized Gain
  on Investments:
   Net realized gain on investments ...................      3,415,128
   Net change in unrealized depreciation
   on investments .....................................     (1,144,585)
                                                           -----------
   Net realized and unrealized gain on
   investments ........................................      2,270,543
                                                           -----------
Net increase in net assets resulting
   from operations ....................................    $ 2,757,191
                                                           ===========

Statement of Changes in Net Assets
================================================================================

                                                                                Year Ended          Year Ended
                                                                               December 31,        December 31,
                                                                                   1998                1997
                                                                              -------------       -------------
Operations:
   Net investment income ...................................................   $   486,648         $   244,811
   Net realized gain on investments ........................................     3,415,128           2,253,030
   Net change in unrealized appreciation / (depreciation) on investments ...    (1,144,585)            873,518
                                                                               -----------         -----------
     Net increase in net assets resulting from operations ..................     2,757,191           3,371,359
                                                                               -----------         -----------
 Distributions to shareholders:
   Net investment income ...................................................      (480,873)           (244,811)
   In excess of net investment income ......................................        (8,540)            (21,105)
   Net realized gain on investments ........................................    (3,418,797)         (2,253,030)
   In excess of net realized gain on investments ...........................       (13,798)               (165)
                                                                               -----------         -----------
     Total distributions to shareholders ...................................    (3,922,008)         (2,519,111)
                                                                               -----------         -----------
 Capital share transactions:
   Net increase in net assets from capital share transactions ..............     5,294,948           7,574,049
                                                                               -----------         -----------
     Net increase in net assets ............................................     4,130,131           8,426,297
Net Assets:
   Beginning of period .....................................................    35,228,007          26,801,710
                                                                               -----------         -----------
   End of period ...........................................................   $39,358,138         $35,228,007
                                                                               ===========         ===========

                See accompanying notes to financial statements.

The Gabelli ABC Fund
Notes to Financial Statements
================================================================================

1. Description. The Gabelli ABC Fund (the "Fund"), a series of Gabelli Investor Funds, Inc. (the "Corporation"), was organized on October 30, 1992 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one

The Gabelli ABC Fund
Notes to Financial Statements
================================================================================

business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 1998, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1998, reclassifications were made to increase accumulated distributions in excess of net investment income for $8,540 and decrease accumulated distributions in excess of net realized gain on investments for $7,004 with an offsetting adjustment to additional paid-in capital.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In

The Gabelli ABC Fund
Notes to Financial Statements
================================================================================

accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1998, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $122,025, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 1998, other than short term securities, aggregated $93,576,473 and $89,954,303, respectively.

7. Transactions with Affiliates. During the year ended December 31, 1998, the Fund paid brokerage commissions of $66,777 to Gabelli & Company, Inc. and its affiliates.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                        Year Ended                      Year Ended
                                                     December 31, 1998               December 31, 1997
                                                   --------------------            --------------------
                                                   Shares        Amount            Shares        Amount
                                                   ------        ------            ------        ------
Shares sold ..................................   6,122,609    $62,705,757        3,121,544    $33,066,126
Shares issued upon reinvestment
  of dividends ...............................     313,982      2,982,885          205,614      2,091,093
Shares redeemed ..............................  (5,773,794)   (60,393,694)      (2,608,737)   (27,583,170)
                                                 ---------     ----------        ---------     ----------
   Net increase ..............................     662,797    $ 5,294,948          718,421    $ 7,574,049
                                                 =========    ===========        =========    ===========

9. Subsequent Event. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940, as amended.

The Gabelli ABC Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                     Year Ended December 31,
                                                      ----------------------------------------------------
                                                         1998      1997       1996        1995       1994
                                                         ----      ----       ----        ----       -----
Operating performance:
    Net asset value, beginning of period ............   $10.23    $ 9.84     $ 9.71      $ 9.57      $10.03
                                                       -------   -------    -------     -------     -------
    Net investment income ...........................     0.22      0.08       0.21        0.21        0.33
    Net realized and unrealized gain
     on investments .................................     0.90      1.17       0.54        0.86        0.12
                                                       -------   -------    -------     -------     -------
    Total from investment operations ................     1.12      1.25       0.75        1.07        0.45
                                                       -------   -------    -------     -------     -------
Distributions to shareholders:
    Net investment income ...........................    (0.22)    (0.08)     (0.21)      (0.21)      (0.33)
    In excess of net investment income ..............    (0.00)(a) (0.01)        --          --          --
    Net realized gain on investments ................    (1.54)    (0.77)     (0.41)      (0.72)      (0.58)
    In excess of net realized gain on investments ...    (0.00)(a)    --         --          --          --
                                                       -------   -------    -------     -------     -------
    Total distributions .............................    (1.76)    (0.86)     (0.62)      (0.93)      (0.91)
                                                       -------   -------    -------     -------     -------
    Net asset value, end of period ..................   $ 9.59    $10.23     $ 9.84      $ 9.71      $ 9.57
                                                       =======   =======    =======     =======     =======
    Total return+ ...................................     11.1%     12.8%       7.8%       11.2%        4.5%
                                                       =======   =======    =======     =======     =======
Ratios to average net assets and
    supplemental data:
    Net assets, end of period (in 000's) ............   $39,358   $35,228    $26,801     $19,862     $24,419
    Ratio of net investment income
     to average net assets ..........................      1.00%     0.87%      2.11%       1.83%       2.95%
    Ratio of operating expenses
     to average net assets (b) ......................      1.69%     2.26%      2.09%       2.10%       2.09%
    Portfolio turnover rate .........................       299%      493%       343%        508%        490%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a)   Amount represents less than $0.005 per share.

(b) The ratios of operating expenses to average net assets for the years ended December 31, 1998 and 1997 do not include a reduction of expenses for custodian fee credits. Including such credits, the ratios would have been 1.68% and 2.25%, respectively.

                 See accompanying notes to financial statements.

The Gabelli ABC Fund
Report of Grant Thornton LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli ABC Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli ABC Fund (one of the series constituting Gabelli Investor Funds, Inc.) as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli ABC Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


New York, New York
February 19, 1999                            /s/ Gant Thornton LLP

--------------------------------------------------------------------------------
                   1998 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 1998, the Fund paid to shareholders, on December 28, 1998, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $1.407 per share and long term capital gains totaling $0.356 per share. For the year ended December 31, 1998, 6.39% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1998 which was derived from U.S. Treasury securities was 58.36%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli ABC Fund did not meet this strict requirement in 1998. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.
--------------------------------------------------------------------------------

                              The Gabelli ABC Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                            e-mail: info@gabelli.com
                             http://www.gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                     Karl Otto Pohl
Chairman and Chief                        Former President
Investment Officer                        Deutsche Bundesbank
Gabelli Asset Management Inc.

Anthony J. Colavita                       Werner J. Roeder, MD
Attorney-at-Law                           Director of Surgery
Anthony J. Colavita, P.C.                 Lawrence Hospital

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Energy Corp.


                                    Officers

Mario J. Gabelli, CFA                     Bruce N. Alpert
President and Chief                       Vice President
Investment Officer                        and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------